UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2025

ZYNEX, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38804	90-0275169
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

9655 Maroon Circle, Englewood, CO (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (800) 495-6670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

The information regarding the Restructuring Support Agreement (as defined below) set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 1.03.     Bankruptcy or Receivership.

Voluntary Petitions for Reorganization

On December 15, 2025 (the “Petition Date”), Zynex, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Company Subsidiary Parties” and together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Company has requested that the Court administer the Chapter 11 Cases jointly for administrative purposes only under the caption In re Zynex, Inc., et al.

The Company filed customary first day motions with the Court to permit the Company to maintain stable operations during the Chapter 11 process, requesting, among other relief, interim approval of the DIP Facility (as defined below) and authority to pay certain of the Company’s vendor, tax, insurance and employee wages and benefits obligations in the ordinary course of business.

For additional information about the Chapter 11 Cases and copies of motions and proposed orders filed with the Court and other documents related to the court-supervised process, please visit https://dm.epiq11.com/Zynex.

Restructuring Support Agreement

On the Petition Date, prior to commencing the Chapter 11 Cases, the Company Parties entered into a restructuring support agreement (including (i) a term sheet annexed thereto setting forth the terms of the DIP Facility (the “DIP Term Sheet”) and (ii) a term sheet setting forth the key terms of the Restructuring Transactions (as defined below) and together with all annexes and exhibits thereto, the “RSA”) with certain holders of, or investment advisors, sub-advisers or managers of discretionary accounts that hold, the Company’s 5.00% Convertible Senior Notes due 2026 (the “Convertible Notes Claims”) (collectively, the “Consenting Noteholders”) and certain lenders under the DIP Facility (the “RSA DIP Lenders”), all of which are also Consenting Noteholders. As of the date of the RSA, the Consenting Noteholders hold, in aggregate, approximately 80% of the outstanding principal amount of the Company’s Convertible Notes Claims.

The RSA contemplates the RSA DIP Lenders together with Steven Dyson, our chief executive officer (or an entity controlled by Mr. Dyson) (the “Affiliated Lender” and together with the RSA DIP Lenders, the “DIP Lenders”) providing a $22.3 million DIP Facility, as described below and the Company implementing a competitive sale process in-Court to sell all or substantially all of the Company’s assets or equity interests pursuant to a chapter 11 plan (the “Plan”) (collectively the “Restructuring Transactions”).

Pursuant to the RSA, each Consenting Noteholder and RSA DIP Lender, as applicable, agreed to, among other things: (i) support the Restructuring Transactions and timely vote to approve the Plan; (ii) negotiate in good faith, and use commercially reasonable efforts to execute and implement, the definitive documents necessary to effectuate the Restructuring Transactions; (iii) not delay, impede, or take any action to interfere with implementation and consummation of the Restructuring Transactions or support any other party in taking such actions; and (iv) provide the DIP Facility, credit bid the DIP Facility for all or substantially all of the Company’s assets or equity interests and serve as the Plan Sponsor (the successful bidder to be designated by the Company Parties as part of the Plan or a supplement thereto).

Under the RSA, the Company Parties agreed to, among other things: (i) support, act in good faith, and take all reasonable actions necessary, or reasonably requested by the Requisite Consenting Noteholders (as defined below), to implement and consummate the Restructuring Transactions; (ii) negotiate in good faith, and use commercially reasonable efforts to execute and implement, the definitive documents necessary to effectuate the Restructuring Transactions; (iii) designate the bid by the Consenting Noteholders as the stalking horse bid for the purposes of the bidding procedures; and (iv) not sell any assets other than sales permitted by the DIP Credit Agreement (as defined below).

Milestones under the RSA include, among others, (i) entry of an interim order approving the DIP Facility no later than 3 business days after the Petition Date and a final order no later than 30 days after the Petition Date, (ii) a bid deadline of no later than 75 days after the Petition Date, (iii) an auction (if any) no later than 90 days after the Petition Date, (iv) confirmation of the Plan no later than 95 days after the Petition Date, and (v) emergence from Chapter 11 no later than 105 days after the Petition Date.

The RSA is terminable by the Requisite Consenting Noteholders (defined as Consenting Noteholders holding more than 50.1% of the aggregate principal amount outstanding of the Convertible Notes Claims held by all Consenting Noteholders) if certain events occur, including but not limited to: (i) a material breach by the Company of the RSA (subject to a three business day cure period following notice of such breach), (ii) any of the milestones not being achieved; (iii) an order by a governmental entity that enjoins a material portion of the Restructuring Transactions (subject to a fifteen business day cure period following notice of such order), and (iv) the occurrence of Chapter 11 events of default, including the DIP Facility not being approved. The RSA is terminable by the Required DIP Lenders (RSA DIP Lenders holding more than 50% of the sum of unfunded commitments and outstanding loans under the DIP Facility excluding any held by the Affiliated Lender) if certain events occur, including but not limited to: (i) the DIP Facility not being approved by the Court or an event of default occurs thereunder, (ii) certain changes to the special committee of the board of directors and (iii) any event giving rise to a termination right of the Requisite Consenting Noteholders. The RSA is terminable by the Company if certain events occur, including but not limited to, (i) a breach of the terms of the RSA by the Consenting Noteholders, such that the non-breaching Consenting Noteholders own or control less than 66.67% of the aggregate principal amount of all outstanding Convertible Notes Claims (subject to a fifteen business day cure period following notice of such breach) and (ii) the determination by the special committee of the board of directors of the Company that proceeding with the Restructuring Transactions would be inconsistent with its fiduciary duties or applicable law (or an alternative restructuring is pursued in accordance with fiduciary duties). The RSA automatically terminates on the date the Plan becomes effective. The RSA may be amended with the consent of the Company Parties, the Requisite Consenting Noteholders and the Required DIP Lenders, subject to certain exceptions.

Debtor-in-Possession Financing

Pursuant to the terms of the RSA, the RSA DIP Lenders have agreed, subject to the satisfaction of customary conditions, including approval of the Court (which has not been obtained at this time), to provide a $22.3 million delayed draw secured term loan available in three draws of $10.15 million on initial draw, $5 million on the second draw, and $7.15 million on the third draw (the “DIP Facility”), subject to satisfaction of certain conditions precedent. The DIP Facility is expected to bear interest at 10% per annum. As disclosed in the pleadings filed with the Court, the Affiliated Lender has indicated agreement to serve as a DIP Lender and fund $2.0 million of the total $22.3 million DIP Facility, in the first draw, in accordance with the terms of the DIP Facility.

The DIP Facility is expected to include conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. The proceeds of all or a portion of the proposed DIP Facility may be used by the Company Parties to (i) pay certain costs, fees and expenses related to the Chapter 11 Cases and (ii) fund working capital needs and expenditures of the Company Parties, in all cases subject to the terms of the credit agreement governing the DIP Facility (the “DIP Credit Agreement”) and applicable orders of the Court.

The foregoing is a summary of the material terms of, and is qualified by, the RSA (including the DIP Term Sheet setting forth the terms of the DIP Financing), a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.04.     Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default under the Company’s approximately $60.0 million of aggregate principal amount (plus any accrued but unpaid interest in respect thereof) of the Company’s 5.00% Convertible Senior Notes 2026 under the indenture, dated as of May 9, 2023 (as amended, supplemented or modified from time to time, the “Indenture”) between the Company and U.S. Bank Trust Company, National Association, as trustee.

The Indenture provides that, as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable without notice from the lenders or noteholders thereunder. Any efforts to enforce such payment obligations under the Indenture are automatically stayed as a result of the commencement of the Chapter 11

Cases, and the creditors’ rights of enforcement in respect of the Indenture is subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.     Regulation FD Disclosure.

Press Release

On December 16, 2025, the Company issued a press release announcing the filing of the Chapter 11 Cases and entry into the RSA. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cleansing Material

The Company entered into confidentiality agreements (the “Confidentiality Agreements”) with the Consenting Noteholders in order to engage in strategic discussions regarding the Company’s capital structure which ultimately led to the RSA. The Confidentiality Agreements require the Company to publicly disclose certain confidential information provided to such parties in connection with such discussions (the “Cleansing Material”) upon the occurrence of certain events. The Company is furnishing the Cleansing Material as Exhibit 99.2 in satisfaction of its obligations under the Confidentiality Agreements.

The Cleansing Material was prepared for purposes of discussion with parties to the Confidentiality Agreements and was not prepared with a view toward public disclosure. The Cleansing Material should not be relied upon to make an investment decision with respect to the Company nor as a prediction of future events. Neither the Company nor any of its affiliates or representatives or any third party has made or makes any representation to any person regarding the accuracy or completeness of the Cleansing Material, and none of them undertakes any obligation to update the Cleansing Material after November 13, 2025, the date of the Cleansing Material, or to reflect the occurrence of future events.

The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K (as to Exhibits 99.1 and 99.2), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Items 7.01 and 9.01 (as to Exhibits 99.1 and 99.2) of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders will experience a significant loss on their investment if the Restructuring Transactions are implemented.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Restructuring Transactions described above, including the Company’s ability to complete the Restructuring Transactions on the terms contemplated by the RSA, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Restructuring Transactions. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases and approval of requisite stakeholders and confirmation by the Court of the Plan, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the likelihood of the cancellation of the Company’s common stock in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. Such risks and other factors also include those listed in Part II, Item 1A. “Risk Factors” and in Part I, Item 1A. “Risk Factors” in our 2024 Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2025, Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on July 31, 2025, Part II, Item 1A. “Risk Factors” of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 17, 2025, and our other filings with the SEC. When considering these forward-looking statements, you should keep in mind the cautionary statements in this report and the documents incorporated by reference. New risks and uncertainties arise from time to time, and we cannot predict those events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by applicable laws and regulations.

You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Restructuring Support Agreement, dated as of December 15, 2025, among the Company Parties and the Consenting Noteholders.
99.1	Press Release, dated as of December 16, 2025
99.2	Cleansing Material, dated as of November 13, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 16, 2025	ZYNEX, INC.

	By:	/s/ Vikram Bajaj
	Name:	Vikram Bajaj
	Title:	Chief Financial Officer